Summary Prospectus

April 30, 2026

ANCORA/THELEN SMALL-MID CAP FUND

Class I Shares (AATIX)

Class S Shares (AATSX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information, dated April 30, 2026, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at https://ancora.net/products/ancora-thelen-small-mid-cap-fund/ or by calling 1.866.626.2672. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The investment objective of Ancora/Thelen Small-Mid Cap Fund (the “Fund”) is to obtain capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed on shares held less than 90 days)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class S
Management Fees	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.20%	0.19%
Class I Class S
Shareholder Service Fees 0.01% 0.00%
Remainder of Other Expenses 0.19% 0.19%
Acquired Fund Fees and Expenses(1)	0.00%	0.00%
Total Annual Fund Operating Expenses	1.20%	1.19%
Fee Waiver(2)	0.00%	(0.19%)
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.20%	1.00%

(1)

These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

(2)

The Advisor and the Trust have entered into a fee waiver agreement whereby the Advisor has contractually agreed to waive a portion of its fees in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses and dividend expenses relating to short sales, interest, taxes, and brokerage commissions) to 1.39% for Class I shares and 1.00% for Class S shares.  These fee waivers are expected to continue indefinitely but shall remain in effect until at least August 21, 2027 (subject to termination prior to such date only by a vote of the Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders).  The Advisor is entitled to recover such waived amounts within the same fiscal year in which the Advisor reduced its fee.  No recoupment will occur except to the extent that the Fund’s expenses, together with the amount recovered, do not exceed the applicable expense limitation.  See “Fund Details – Investment Advisor” for details on this fee waiver agreement.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5% annual return, maximum sales charges are applied and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Ancora/Thelen Small-Mid Cap Fund	1 Year	3 Years	5 Years	10 Years
Class I Shares	$122	$381	$660	$1,455
Class S Shares	$102	$359	$636	$1,426

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund normally will invest at least 80% of its net assets in the equity securities of “small to mid cap” companies.  Currently, the Fund defines a small to mid-cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2500 Index, an index that tracks stocks of 2,500 of the smallest U.S. companies, or is $10 billion or less at the time of investment.  Equity securities include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity.

In deciding which securities to buy and sell, the Advisor seeks to identify securities of smaller companies that it believes are undervalued by the market. The Advisor will consider, among other things, price-to-earnings, price-to-book and price-to-cash flow ratios. The Fund’s investments may include companies that are going through a corporate restructuring, companies that have recently been spun off from a parent, companies that the Advisor believes have a competitive advantage but the stock is temporarily mispriced and companies that do not have significant research written or are considered to be underfollowed by Wall Street firms. In addition to considering the research analysts’ sector-specific recommendations and other factors, the Advisor employs quantitative analysis to evaluate the analysts’ recommendations and construct the Fund’s investment portfolio. Sell decisions are made when there is deterioration in fundamentals, a stock reaches a target price or a more attractive opportunity is found.

Principal Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

•

Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

•

Speculative Nature.  The Fund intends to invest in securities that are more speculative than other securities and, therefore, subject to a substantial decline or total loss in value.  Because of the speculative nature of these securities, shareholders of the Fund are exposed to a high degree of risk.

•

Small Company Stock Risk. The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

•

Medium-Size Company Stock Risk. Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

•

Large Company Stock Risk. Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

•

Value Investing Risk.  Value investing attempts to identify companies selling at a discount to their intrinsic value.  Value investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio manager considers the true business value or because the portfolio manager has misjudged those values.  In addition, value investing may fall out of favor and underperform growth or other style investing during given periods.

•

COVID-19 Pandemic Risk. The coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. The COVID-19 pandemic, other public health crises, and local, regional or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant adverse impact on the Fund and its investments and could result in increased volatility of the Fund’s net asset value.

•

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

•

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes that result in events or circumstances that negatively impact the operations of the Fund and that may adversely impact Fund performance. Various operational events or circumstances are outside the Advisor’s control, including instances at third parties. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

•

Management Risk. The investment techniques and risk analyses applied by the Advisor may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Advisor in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

•

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

•

Profitability Investment Risk. High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

Annual Total Return

The bar chart and table gives some indication of the risks of an investment in the Fund by showing its performance from year to year and how Fund returns compare to a broad measure of market performance.  Past performance (before and after taxes) does not indicate how the Fund will perform in the future.  Updated performance information with respect to the Fund is available at www.ancora.net.

Total Returns as of 12/31 For Class I Shares

During the period shown in the bar chart, the highest return for a quarter was 28.19% (quarter ended December 31, 2020) and the lowest return for a quarter was -31.85% (quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2025)

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of state and local taxes.  The after tax returns included in the table are only for Class I Shares.  After tax returns for Class S Shares will vary from those for Class I Shares.  After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

	1 Year	5 years	10 Years
Class I Shares
Return Before Taxes	4.10%	8.95%	10.05%
Return After Taxes on Distributions	1.93%	6.62%	8.43%
Return After Taxes on Distributions and Sale of Fund Shares	3.68%	6.52%	7.80%
Russell 2500 Index (reflects no deduction for fees, expenses, or taxes)	11.91%	7.26%	10.41%

	1 Year	5 years	Life of Fund*
Class S Shares
Return Before Taxes	4.30%	9.20%	10.33%
Russell 2500 Index (reflects no deduction for fees, expenses, or taxes)	11.91%	7.26%	10.41%

* From June 19, 2015 (inception of class)

Investment Advisor

Ancora Advisors LLC (the “Advisor”) is the investment advisor of this Fund.

Portfolio Manager

Dan Thelen, a portfolio manager with Ancora Advisors LLC, has managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class I: $5,000 Class S: $1,500,000* Minimum Additional Investment All Classes: $1,000

Class I shares are available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

You may buy and sell (redeem) shares in the Fund on a day when the New York Stock Exchange is open for regular trading.  Shares may be purchased and sold directly from the Fund or through your financial advisor or financial institution.  For more information about buying and selling shares, see the sections “Purchasing Your Shares” and “Selling (Redeeming) Your Shares” in the Fund’s Prospectus or call 1.866.626.2672.

* Investors that do not meet the $1,500,000 minimum will nonetheless be permitted to purchase Class S shares if such investors participate in a financial intermediary platform that has committed to aggregate investments in the Fund in excess of $250,000,000 (or such lesser amount permitted by the Trust with respect to such platform), as further described in the prospectus.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed when they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.